UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 13, 2020

J.W. Mays, Inc.
(Exact name of registrant as specified in its charter)

New York	1-3647	11-1059070
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

9 Bond Street, Brooklyn, New York	11201-5805
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code	(718) 624-7400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant's Certifying Accountant

D'Arcangelo & Co., LLP ("D'Arcangelo") has been the independent registered public accounting firm of J.W. Mays, Inc. (the "Company") and its subsidiaries since the fiscal year ended July 31, 1996. D'Arcangelo informed the Company on January 13, 2020, that D'Arcangelo's downstate offices (Rye Brook, Poughkeepsie and Millbrook) have been acquired by Prager Metis CPA's LLC ("Prager") and that the employees and partners of D'Arcangelo's downstate offices were joining Prager. As a result of such acquisition, effective January 13, 2020, D'Arcangelo resigned as the Company's independent registered public accounting firm and the Company's Audit Committee approved Prager to serve as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2020.

During the Company's fiscal year ended July 31, 2019 and the subsequent interim period from August 1, 2019 to the date of this report, and in connection with the audit of the Company's financial statements, there were no disagreements between the Company and D'Arcangelo on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D'Arcangelo, would have caused D'Arcangelo to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

During the Company's fiscal year ended July 31, 2019, and the subsequent interim period from August 1, 2019 to the date of this report, (i) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and (ii) the Company did not consult with Prager regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided D'Arcangelo with a copy of the disclosures in this report and has requested that D'Arcangelo furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not D'Arcangelo agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter to the Securities and Exchange Commission from D'Arcangelo & Co., LLP dated January 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.W. Mays, Inc.

Dated:	January 13, 2020	By: Mark Greenblatt
Mark Greenblatt
Executive Vice President
Principal Financial Officer